Exhibit 10.1

AMENDED CONSULTING AGREEMENT

This FIRST AMENDMENT (“Amendment”), effective as of September 16, 2023 (“Amendment Date”), to the Consulting Agreement (this “Agreement”), dated April 22, 2022 (“Effective Date”), is made by and among NuPath LLC and Ryan Phan (collectively, “NuPath”) and Aspira Women’s Health Inc., for itself and on behalf of its wholly owned affiliates (collectively “Aspira” or “Company”). The terms set forth herein shall supersede and replace in entirety the terms of employment set forth in that certain Employment Agreement between the Parties, dated May 3, 2022, as well as the Consulting Agreement between the Parties, dated April 26, 2022.

RECITALS

A. Aspira is dedicated to the discovery, development, and utilization of novel, high- value diagnostic and bio-analytical solutions and aids that help physicians diagnose, treat, and improve gynecologic health outcomes for women.

B. Company desires to engage NuPath as a consultant for its Scientific Research & Development and Lab Operations.

NOW, THEREFORE, in consideration of these premises and the covenants set forth below, and for good and valuable consideration, NuPath and Company hereby amend the Agreement as follows:

AMENDMENT

1. The parties acknowledge and agree that the First Amended Agreement shall commence on the Amendment Date and shall continue until January 15, 2024 (“Extended Term”).
2. The Agreement is further amended to include the following Exhibit A.
3. The Agreement is additionally amended to expressly forgive the $50,000 retention bonus, attached here as Exhibit C, so long as Consultant remains through December 31, 2023.
4. Except as specifically amended hereby, all other terms and provisions of the Agreement remain in full force and effect.

5. This Amendment may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of executed counterparts of this Amendment or of signature pages

Exhibit 10.1

by facsimile or other electronic transmission shall constitute effective execution and delivery of this Amendment, and such counterparts may be used in lieu of the original for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first written above.

ASPIRA WOMEN’S HEALTH INC.
a Delaware corporation
By:	/s/ Minh Hoang Merchant
Name:	Minh Hoang Merchant
Title:	General Counsel
Address:	35 Nutmeg Dr. Ste 260
Trumbull, CT 06611

CONSULTANT: NuPath LLC
By:	/s/ Ryan Phan
Name:	Ryan Phan
Title:	Consultant
Address:	Consultant

Exhibit 10.1

EXHIBIT A

TO THE

AMENDED CONSULTING AGREEMENT

SERVICES AND COMPENSATION

Services: Provide strategic advice to Aspira’s Clinical Lab Operation and Research & Development Programs, including without limitation, to the following:

1.	Continue to serve as the CLIA lab medical director for Aspira Lab, Inc to Jan 15, 2024.
2.	Advise regarding clinical and scientific programs.
3.	Advise regarding regulatory requirements for clinical lab regulations.

Compensation: In consideration of Consultant’s performance of the Services from September 16, 2023, through January 15, 2024, Aspira agrees to pay $20,000each month, pro rata for partial months, for services rendered. Payment for Consultant’s invoices will be paid no later than thirty (30) days after receipt.

Option Shares: Consultant shall continue to vest the employment options as scheduled during the services provided under the terms of this Agreement, and the exercise period for any option shares shall extend for one (1) year from the last date of service as a full time employee, up to Sept. 15, 2025.

Expense Reimbursement: Consultant shall be reimbursed for all reasonable and actual expenses, in accordance with Aspira’s Travel & Expense policy (to be provided to Consultant prior to commencement of services).

Exhibit 10.1

EXHIBIT B

LIST OF PRIOR INVENTIONS EXCLUDED UNDER SECTION 4(b)

Title	Date	Identifying Number or Brief Description

If no inventions, improvements, or original works of authorship are listed, I hereby represent that I have none to disclose.

For avoidance of doubt, this Agreement excludes any invention of the advisor (Ryan Phan) for any creations outside the scope of the Agreement and after September 15, 2023, and specifically excludes all inventions that were demonstrably not created using, relying on, incorporating or derived from Aspira resources, and trade secrets.

Additional sheets attached

Signature of Consultant:	/s/ Ryan Phan
Print Name of Consultant:	Ryan Phan
Date:	9/7/2023

Exhibit 10.1

EXHIBIT C

TO THE

AMENDED CONSULTING AGREEMENT:

Exhibit 10.1

March 30, 2023

Ryan Phan

Re: Retention Bonus Letter via email: rphan@aspirawh.com

Dear Ryan,

Congratulations and thank you for your many contributions to the mission of Aspira. To show our appreciation for your work, Aspira is rewarding you with a special $50,000 retention bonus upon your acceptance and return signature. You will receive this amount, less withholding taxes, before April 15, 2023. You will, however, be required to return this amount to Aspira if you voluntarily leave the company prior to December 31, 2023.

Thank you for your continued commitment to Aspira, and for your many contributions.

Sincerely,

/s/ Nicole Sandford

Nicole Sandford

President and CEO

Accepted and agreed to:

/s/ Ryan Phan	03/31/2023	03/31/2023
Signature	Sign/Date	Start Date